SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche New York Tax‐Free Income Fund

Effective October 1, 2014, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2000.

Ashton P. Goodfield, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 1999.

Matthew J. Caggiano, CFA, Managing Director. Co‐Lead Portfolio Manager of the fund. Began managing the fund in 2004.

Rebecca L. Flinn, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference
September 29, 2014
PROSTKR‐445